Exhibit 23
                               Thermo Sentron Inc.



                    Consent of Independent Public Accountants
                    -----------------------------------------


         As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated February 6, 1997.




                                                     Arthur Andersen LLP




    Boston, Massachusetts
    March 14, 1997